UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Upright Growth Fund

September 30, 2005

TABLE OF CONTENTS

Shareholders Letter	1

Schedule of Investments	4

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Notes to the Financial Statements	11

Financial Highlights	14

Report of Independent Registered Public Accounting Firm	15

Fund Expense	16

_____________________________________________________________________________________________

Upright Growth Fund

November 28, 2005

Dear Investor:

We are pleased to present you the Annual Report of the Upright Growth Fund for the fiscal year from October 1, 2004 to September 30, 2005.  The Fund produced a total return of 13.65%.  This compares to 12.25% (with dividend reinvestment) for the S&P 500 (large companies) and 13.43% for the NASDAQ Composite Index (mostly high-tech companies).

Market Review

The stock market duplicated the pattern of 2004.  It performed well in the fourth quarter of 2004 and then was in a doldrums for the next nine months.  The market stagnation was due to the same reasons as in the previous year:

o

Threat of terrorism plus the ever lasting war with Iraq

o

Higher trade and federal budget deficits

o

Ten consecutive increases of interest rates by the Federal Reserve from 1% in June 2004 to the current 3.75%

Some economists believes the Fed will raise rates three more times this year, then make a final one-quarter point move in early 2006 to push the fed funds rate to 4.5%.

In addition to the above, the following reasons also contributed to the slow market:

o

Surging oil prices to record highs

o

Multiple hurricanes and the consequential refinery outages

The above factors do impact the stock market. As a result, the S&P 500 Index at the end of September 2005 was slightly up 2% since January 2005.

Portfolio Review

We are pleased that the Fund outperformed the S& P 500 in 2005. It was not easy considering the best performing sectors were housing; energy and biotech. Besides, our investment took a beating by acquiring a hefty percentage of the pharmaceutical stocks in 2004 in anticipation of a healthy rebound in 2005.  Under these circumstances, the Fund still outperformed the market.  It sends us an encouraging message: The Fund has a sound and is positioned to do better when the pharmaceutical stocks rebound.

Here is a brief review of the Fund’s top ten holdings ranked by performance:

PacifiCare Health System – Our initial purchase at $8 per share in late 2001 could have enjoyed an appreciation of ten folds today.  We conservatively took some profit when the stock experienced volatility in late 2004 and early 2005. During this period it appreciated 115%.

Sandisk, a technology stock, was one of our two winners with a 100% gain within a year.  The other outstanding performer is Odyssey, a healthcare provider.

Amgen, the largest biotech company, appreciated 30%.

The rest of the six stocks consist of the Geo Group which gained slightly, four pharmaceutical stocks (Pfizer; Andrx; Bioval: Merck) which did not contribute the Fund’s gain, and UTStarcom, a telecommunication company with a severe loss.

Investment Strategies

Our investment strategy is simple: To purchase growth stocks at reasonable or undervalued prices.  We do lean heavily on the pharmaceutical sector because of its long-term potentials.  The temporary performance lag will not influence our strategy.  We witnessed many investment professionals who lost patience and changed investment approach or investment philosophies and thus missed the buying opportunities or ended up with substantial losses.

Pfizer is the case we reiterate consistently for years.  Pfizer introduced Viagra, the impotence drug in 1997 and the stock price reached its peak in 1998 with 67 cents earnings per share and a 51 P/E ratio.  We rated it as overpriced in 1999 and picked Barr Laboratory for our portfolio.  Barr delivered a 100% gain two year later.  We started purchasing Pfizer in November 2003 and even more aggressively recently.  It currently produces $1.93 earnings per share with a 11 P/E ratio, however, its price had dropped from $50 at its peak to $22 to-date.  That translates to a 200% increase of earning per share and a 56% decrease in price value over a period of eight years.  We believe Pfizer is now reasonably valued with the consideration of the negative press about the on-going and upcoming litigations and the lack of strong drug pipelines.

We maintain a positive outlook on Pfizer.  Though patent expiration continues to be a pressure to the earnings in the near term, however, the bountiful cash flow, highest R&D budget in the industry for future pipelines, new products, share repurchase, and the cost savings achieved by the past mergers should eventually lead to respective earning-per-share growth.  The stock will someday reflect its true value.  We used the same approach to select good performers like Scandisk and Odyssey which have proven to be profitable.

Summary

Discipline and patience are the most important keys to our long-term investment success.  Growth stocks usually lead the way in the bull market because the improving earnings make these stocks more appealing to investors.  At times, it may appear that we are not in the momentum of the market trend.  However, we consistently evaluate the long-term profitability and stability to manage the Fund.  The dollar cost average approach to invest regularly regardless of the market condition is a rewarding and proven method.  Instead of chasing the overpriced momentum stocks which carry higher risk and may jeopardize the diversity of the portfolio, we must patiently wait for the stock price and valuation to converge.

We appreciate your trust in the past.  Again, we look forward to working with you to achieve higher financial results in 2006.

Sincerely,

David Y.S. Chiueh, CFP

Portfolio Manager

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2005

	1 -Year	3 -Year	5 - Year	Since Inception
Upright Growth Fund	13.65%	22.24%	(5.39)%	0.35%
S&P 500 Index	12.25%	16.72%	(1.45)%	1.45%
* Inception January 21, 1999

SCHEDULE OF INVESTMENTS
September 30, 2005

	Number of	Market
	Shares	Value
COMMON STOCKS – 86.02%

Auto/Truck - .41%
General Motors Corp.	1,000	$ 30,610

Biotechnology - 6.75%
Amgen, Inc. *	5,100	406,317
Forbes Medi-Tech, Inc.*	35,000	70,350
Millennium Pharmaceutical, Inc. *	3,000	27,990
		504,657

Building Industry- .59%
Champion Enterprises, Inc. *	3,000	44,340

Computer – 2.24%
Dell Computer Corp. *	4,900	167,580

Diversified Company – 1.65%
General Electric Company	2,000	67,340
Tyco International Ltd.	2,000	55,700
		123,040
Electronics - 7.15%
Corning, Inc.	10,000	193,300
Omnivision Technologies *	6,500	82,030
RF Micro Devices, Inc. *	5,400	30,510
Sanmina Corp. *	5,000	21,450
Vishay Intertechnology *	15,000	179,250
Vitesse Semiconductor *	15,000	28,050
		534,590

Energy – 2.20%
AES Corp. *	10,000	164,300

Financial Service – 1.22%
Citigroup, Inc.	2,000	91,040

Furniture- .88%
La-Z-Boy, Inc.	5,000	65,950

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2005
	Number of	Market
	Shares	Value
Healthcare – 3.20%
Pacificare Health Systems, Inc. *	3,000	239,340

Household - .55%
Helen of Troy Ltd. *	2,000	41,800

Industrial Service – 1.42%
Geo Group, Inc. *	4,000	106,000

Internet – 1.65%
Ebay, Inc. *	3,000	123,600

Leisure - .87%
Callaway Golf Co.	1,400	21,126
Multimedia Games, Inc. *	4,500	43,695
		64,821
Medical – 22.83%
Andrx Group *	13,100	202,133
Biovail Corp. *	18,000	420,660
King Pharmaceuticals, Inc. *	3,500	53,830
Merck & Co., Inc.	8,000	217,680
Odyssey Healthcare, Inc. *	22,500	381,825
Pfizer Incorporated	15,000	374,550
Stemcells, Inc. *	10,000	55,200
		1,705,878

Networks - .46%
Cisco Systems, Inc. *	1,900	34,048

Office Equipment and Supplies - .91%
Xerox Corp.	5,000	68,250

Oil - .16%
Transocean Offshore, Inc.	200	12,262

Schools - .44%
Corinthian Colleges, Inc. *	2,500	33,175

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS  (CONTINUED)

September 30, 2005

	Number of	Market
	Shares	Value

Semiconductor – 10.13%
Applied Materials, Inc. *	5,000	84,800
Cypress Semiconductor *	10,000	150,500
Intel Corp.	4,000	98,600
LSI Logic Corp. *	16,000	157,600
Taiwan Semiconductor ADRF	9,582	78,764
Texas Instruments, Inc.	5,500	186,450
		756,714

Software and Services – 2.33%
Oracle Corp. *	2,100	26,040
Redhat, Inc. *	7,000	148,330
		174,370

Storage Technology – 12.47%
EMC Corp. Mass *	18,000	232,920
Network Appliance, Inc. *	2,000	47,480
Sandisk Corp. *	13,500	651,240
		931,640

Telecommunication – 4.26%
Lucent Technologies, Inc.	5,000	16,250
Nokia Corp. Spon ADR	7,000	118,370
Scientific-Atlanta, Inc.	2,500	93,775
Utstarcom, Inc. *	11,000	89,870
		318,265

Textile - .23%
Tommy Hilfiger Corp. *	1,000	17,350

Tobacco - .79%
Phillip Morris Companies, Inc.	800	58,968

Transportation - .23%
Dryships, Inc.	1,000	17,230

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS  (CONTINUED)

September 30, 2005

	Number of	Market
	Shares	Value

Total Common Stocks (Cost $5,607,906)		6,429,298

Short Term Investments – 10.31%
U.S. Bank-First American Prime Obligations	709,427	709,427
Money Market Fund - Brown & Co	61,450	61,450
		770,877

Total Investments (Cost $6,378,783)		7,200,175
Other Assets Less Liabilities 3.67%		277,436

Total Net Assets 100.0%		$7,477,611

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005

ASSETS:
Investments, at market value (identified cost $6,378,783)	$7,200,175
Dividends receivable	4,433
Receivable for investments sold	420,241
Total Assets	7,624,849

LIABILITIES:
Investment advisory fees accrued	50,040
Payable for investments purchased	61,660
Insurance fees accrued	1,820
Administrative fees accrued	15,012
Custody fees accrued	6,280
Professional fees accrued	7,101
Trustee fees accrued	1,994
Registration fees accrued	779
Other	2,552
Total Liabilities	147,238

NET ASSETS	$7,477,611

NET ASSETS CONSIST OF:
Capital stock, par value $1.00 per share; unlimited
number of shares authorized; 742,212 shares issued
and outstanding	$ 742,212
Additional paid-in capital	6,413,838
Accumulated undistributed:
Net investment loss	(317,934)
Net realized loss on investment transactions	(184,898)
Net unrealized appreciation on investments	824,393

Total Net Assets	$7,477,611

Net Asset Value, Redemption Price Per Share	$ 10.07

Maximum offering price per share (3% sales charge)	$ 10.3

8

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2005

INVESTMENT INCOME:
Dividend income	$ 50,861
Interest income	6,008
Total Investment Income	56,869

EXPENSES:
Interest Expense	12,700
Investment advisory fees	95,817
Administrative fees	28,745
Custody fees	6,555
Professional fees	7,510
Registration fees	730
Insurance fees	1,936
Other	6,390
Total Expenses	160,383

NET INVESTMENT LOSS	(103,514)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(86,263)
Change in unrealized appreciation on investments - net	1,021,693
Total realized and unrealized appreciation on investments - net	935,430

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 831,916

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	For the
	Year Ended September 30,
	2005	2004
OPERATIONS:
Net investment loss	$ (103,514)	$ (82,534)
Net realized loss on investments	(86,263)	(41,438)
Change in unrealized appreciation on investments - net	1,021,693	270,953
Net increase in net assets from operations	831,916	146,981

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,558,655	1,751,394
Payments for shares redeemed	(609,569)	(46,258)
Net increase in net assets from capital share transactions	949,086	1,705,136

TOTAL INCREASE IN NET ASSETS	1,781,002	1,852,117

NET ASSETS:
Beginning of period	5,696,609	3,844,492

End of period	$7,477,611	$5,696,609

CHANGES IN SHARES OUTSTANDING:
Shares sold	162,924	186,898
Shares redeemed	(63,380)	(4,763)
Net increase in shares outstanding	99,544	182,135

Note: The fund had no undistributed net investment income, accumulated loss, or accumulated distributions in  excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

 1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)   Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days are valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days are valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are        readily available are valued at fair value as       determined by the Upright Financial Corporation

        (“Adviser”) in accordance with procedures       approved by the Board of Directors.

b)   Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At September 30, 2005, the Fund had a net capital loss carryover of approximately $184,898 expiring as follows: 2010-$47,523, 2011-$9,674, 2012-$41,438, and 2013- 86,263.

c)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)     Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2005

f)   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2005.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin at September 30, 2005.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended September 30, 2005 (excluding repurchase agreements and short-term securities), were as follows:

Other than
U.S. Govt.	U.S. Govt.
Securities	Securities

Purchases	$4,880,229	-
Proceeds from sales	3,665,757	-

As of September 30, 2005, the gross unrealized appreciation for all securities totaled $1,311,572 and the gross unrealized depreciation for all securities totaled $487,178 or a net unrealized appreciation of $824,393. The aggregate cost of securities for federal income tax purposes at September 30, 2005 was $6,378,783.  During the year ended September 30, 2005, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER               AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to  receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $50,040 of adviser fees through September 30, 2005.  During the year ended September 30, 2005 the fund paid $68,313 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its daily net assets.  The Fund has accrued $15,012 of administrative fees through September 30, 2005. During the year ended September 30, 2005, the Fund paid $20,494 in administrative fees.

Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. SALES CHARGE

The sales charges of the Fund are outlined below:

Investment

Up to $49,999

3.00%

3.09%

$50,000-$99,999

2.50%

2.56%

$100,000-$249,999

2.25%

2.30%

$250,000-$499,999

1.75%

1.78%

$500,000-$749,999

1.50%

1.52%

$750,000-$999,999

1.25%

1.27%

$1 million and up

0.75%

0.76%

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2005

CAPITAL SHARE TRANSACTIONS

Transactions  in capital shares were as follows:

	For the year ended		For the year ended
	September 30, 2005		September 30, 2004
Shares sold	162,924	$1,558,655	186,898	$1,751,394
Shares redeemed	63,380	609,569	4,763	46,258
Net capital share
Transactions	99,544	$ 949,086	182,135	$1,705,136

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year.
	Year ended September 30,

	2005	2004	2003	2002	2001
PER SHARE DATA
Net asset value, beginning of period	$8.86	$8.35	$5.51	$8.65	$13.29

Investment operations:
Net investment loss	(0.15)	(0.14)	(0.12)	(0.09)	(0.11)
Net realized and unrealized gain (loss)
on investments	1.36	0.65	2.96	(3.05)	(4.53)

Total from investment operations	1.21	0.51	2.84	(3.14)	(4.64)

Less distributions:
From net investment income				.02

Net asset value, end of year	$10.07	$8.86	$8.35	$5.51	$ 8.65

TOTAL RETURN	13.64%	6.11%	51.54%	(36.24)%	(34.91)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,478	$5,696	$3,845	$2,186	$2,321

Ratio of net expenses to average net assets	2.28%	2.15%	2.48%	2.24%	2.85%
Ratio of net investment income (loss) to
average net assets	(2.20)%	(1.55)%	(2.38)%	(1.91)%	(1.05)%
Ratio of net expenses to average net assets-
without fee waiver	2.28%	2.15%	2.48%	2.24%	2.85%
Ratio of net investment income to average
net assets - without fee waiver	(2.20)%	(1.55)%	(2.38)%	(1.91)%	(1.05)%
Portfolio turnover rate	55.49%	37.76%	20.40%	9.52%	19.16%

Note: The fund used average share method to calculate selected data for a share outstanding throughout each year

Meyler & Company, LLC

Certified Public Accountants

One Arin Park

1715 Highway 35

Middletown, NJ 07748

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees

Upright Growth Fund

Livingston, New Jersey

We have audited the accompanying statement of assets and liabilities of the Upright Growth Fund, including the schedule of investments in securities, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights data for the period ended September 30, 2001, was audited by other accountants whose report dated October 19, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period  then ended, and the financial highlights for each of the four years in the period then ended, in conformity with  U.S. generally accepted accounting principles.

                                                /s/ Meyler & Company, LLC

Middletown, NJ

November 30, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 through September 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expensed Paid During Period ” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2005	September 30, 2005	April 1, 2005 to September 30, 2005

Actual	$1,000.00	$1,125.14	$12.11
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.60	$11.48

* Expenses are equal to each Fund's annualized expense ratio of 2.28%, multiplied by the average account value over the period, Multiplied by 183/366 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

September 30, 2005

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is  officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817 Year of Birth: 1942	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in east coast.

None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Auditors

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Underwriter

Maxus Securities Corp.

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Wellman Wu

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date:               12/8/05

By : /s/ Wellman Wu

Wellman Wu

Chief Financial Officer

Date:               12/8/05

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03,  the head is Mr. Wellman Wu, who is qualified as financial expert under current SEC regulations.   He has more than 15 years experience of  actively supervising a principal financial officer and controller. Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit and committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 7500

FY 2004

$ 7000

(b)

Audit-Related Fees

Registrant

FY 2005

$ 0

FY 2004

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2005

$ 550

FY 2004

$ 0

Nature of the fees:

N/A

(d)

All Other Fees

Registrant

FY 2005

$0

FY 2004

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005

$ 0

FY 2004

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date December 12, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date December 12, 2005

By : /s/ Wellman Wu

Wellman Wu

Chief Financial Officer

Date:  December 12, 2005

* Print the name and title of each signing officer under his or her signature.